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Trustmark
Banking and Financial Solutions

Investor Presentation
February 25, 2013

Forward-Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption "Risk Factors" in Trustmark's filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of the European financial crisis on the U.S. economy and the markets we serve, and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, natural disasters, environmental disasters, acts of war or terrorism, the ability to maintain relationships with customers, employees and suppliers as well as the ability to successfully integrate the business and realize cost savings and any other synergies from the BancTrust merger as well as the risk that the credit ratings of the combined company or its subsidiaries may be different from what Trustmark expects and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Corporate Profile

Trustmark
Banking and Financial Solutions

Trustmark is an integrated provider of banking and financial solutions

At December 31, 2012	
Total Assets	$9.8 billion
Total Loans (HFI & Acquired)	$5.7 billion
Total Deposits	$7.9 billion
Market Cap	$1.5 billion
Banking Centers	170



Memphis
Jackson
Montgomery
Mobile
Houston
Legacy TRMK Locations
New TRMK Locations
(as of 2/15/13 – formerly BTFG)

Financial Results	2010	2011	2012
Net Income ($millions)	$100.6	$106.8	$117.3
EPS – Diluted	$1.57	$1.66	$1.81
ROATCE	12.31%	12.25%	12.55%
ROAA	1.08%	1.11%	1.20%

People you trust.
Advice that works.

Investment Thesis

Trustmark
Banking and Financial Solutions

- ✓ Proven ability to achieve superior profitability
- ✓ Stable and diversified business mix in attractive markets
- ✓ Effective credit risk management program
- ✓ Opportunities for profitable growth
- ✓ Focused on maximizing long-term shareholder value

Proven Ability to Achieve Superior Profitability

Trustmark
Banking and Financial Solutions

ROAA 2012



1.20%
1.14%
1.13%
0.92%
0.80%
0.65%
0.63%
TRMK
CFR
STI
RF
HBHC
BXS
IBKC
FHN
-0.07%

Average ROAA 2008 - 2012



1.24%
1.08%
0.97%
0.80%
0.53%
0.24%
CFR
TRMK
IBKC
HBHC
BXS
STI
FHN
RF
-0.14%
-0.86%

ROATCE 2012



15.84%
13.11%
12.55%
11.78%
11.04%
7.68%
6.72%
STI (1)
CFR
TRMK
RF
HBHC
BXS
IBKC (1)
FHN
-1.17%

Average ROATCE 2008 – 2012



15.14%
12.72%
12.58%
10.03%
7.38%
3.23%
CFR
IBKC(1)
TRMK
HBHC
BXS
STI (1)
FHN
RF
-4.35%
-7.99%

Source: SNL Financial and company reports
(1) 3Q2012 YTD metric was used as 2012 YTD was not available.

Superior Profitability

...Driven by Strong Net Interest Margin and Efficiency Ratio

Trustmark
Banking and Financial Solutions

Net Interest Margin (1) 2012



4.48%
4.09%
3.61%
3.57%
3.51%
3.40%
3.13%
3.11%
HBHC
TRMK
IBKC
BXS
CFR
STI
FHN
RF

Average Net Interest Margin (1) 2008 - 2012



4.20%
4.04%
4.04%
3.70%
3.29%
3.28%
3.11%
2.98%
TRMK
CFR
HBHC
BXS
STI
IBKC
FHN
RF

Efficiency Ratio(2) 2012



60.05%
62.17%
62.26%
64.63%
70.74%
71.64%
74.48%
100.41%
CFR
TRMK
RF
HBHC
STI
BXS
IBKC
FHN

Average Efficiency Ratio(2) 2008 - 2012



57.79%
58.96%
59.72%
63.35%
66.80%
69.34%
70.39%
76.51%
TRMK
CFR
RF
HBHC
BXS
STI
IBKC
FHN

Source: SNL Financial and company reports
(1) Net interest income, on a fully taxable-equivalent basis if available, as a percentage of average earning assets
(2) Efficiency ratio calculated as noninterest expense before foreclosed property expense amortization of intangibles, and goodwill impairments as a percent of net interest income (fully taxable equivalent, if applicable) and noninterest revenues, excluding only gains from securities transactions and nonrecurring items.

Strong NIM and Efficiency

Robust Capital Position Provides Strategic Flexibility

- ✓ Continued leadership position in capital strength among mid-cap peers
- ✓ Leverage capital with BancTrust merger and organic growth

2012 Peer TCE/TA (%)



10.28%
8.83%
8.77%
8.66%
8.60%
8.38%
8.30%
8.11%
TRMK
BXS
HBHC
IBKC
RF
STI
CFR
FHN

2012 Peer Total Risk-Based Capital Ratio



17.22%
15.88%
15.38%
15.11%
15.08%
14.23%
14.19%
13.45%
TRMK
FHN
RF
CFR
BXS
HBHC
IBKC
STI

Source: SNL Financial and company reports

Robust Capital Position and Attractive Dividend

Trustmark Banking and Financial Solutions

✓ Given quality and stability of earnings, Trustmark has increased its dividend over time and maintained it through the cycle

Trustmark's Annual Dividend - Last 20 Years



$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.92
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012

Dividend Yield (%)[1]



4.10%
3.54%
3.03%
2.77%
2.02%
0.71%
0.56%
0.28%
TRMK
CFR
HBHC
IBKC
FHN
STI
RF
BXS

(1) Indicated annual dividend as percent of December 31, 2012 closing price
Source: SNL Financial and company reports

Diversified and Stable Business Mix

($ in millions)

Year to Date December 31, 2012

Total Revenue $516



Commercial and Real Estate, $61
12%
Wealth Management, $29
6%
Insurance, $28
5%
Mortgage, $69
13%
Treasury & Other, $13
3%
Central MS, $118
23%
MS Community Banks, $110
21%
Florida, $27
5%
Texas, $41
8%
Tennessee, $20
4%

Total Noninterest Income $175



General Banking, $31
18%
Wealth Management, $25
14%
Insurance, $28
16%
Mortgage, $41
23%
Service Charges, $50
29%

Fee Income to Total Revenue 33.9%

Diversified Loan Portfolio

($ in millions)

Trustmark
Banking and Financial Solutions

- ✓ Loan portfolio has transitioned through economic cycle
- ✓ In low rate, competitive environment not all loan growth improves profitability
- ✓ Remain disciplined in credit process and pricing
- ✓ Capacity, ability and desire to increase exposure to certain asset classes as market opportunities become available

Total Loans $5,726
December 31, 2012
(HFI and Acquired)



Construction, land development and other land loans, $483
8%
Consumer loans, $175
4%
Other real estate secured, $194
3%
Secured by 1-4 family residential properties, $1,541
27%
Secured by nonfarm, nonresidential properties, $1,474
26%
Commercial and industrial loans, $1,173
20%
Other loans, $686
12%

Prudent Credit Risk Management

($ in millions)

Trustmark
Banking and Financial Solutions

	Quarter Ended					
	12/31/2011	3/31/2012	6/30/2012	09/30/2012	12/31/2012	YOY % Change
Nonaccrual Loans	$110.5	$105.7	$99.7	$80.7	$82.4	-25.4%
Other Real Estate	$79.1	$75.7	$73.7	$82.5	$78.2	-1.1%
Nonperforming Assets	$189.5	$181.5	$173.4	$163.1	$160.6	-15.3%
Nonperforming Assets/Total Loans (incl LHFS) + ORE	3.08%	2.99%	2.88%	2.75%	2.71%	-37 bps
Provision for Loan Losses/Average Loans	0.40%	0.22%	0.04%	0.23%	-0.04%	-44 bps
Net Charge-offs/Average Loans	0.40%	0.13%	0.46%	0.31%	0.29%	-11 bps

Continued improvement in credit quality

(at December 31, 2012):

- Nonperforming assets totaled $160.6 million
  - lowest level since year end 2008
  - a 37.5% decline from the peak of $256.7 million at March 31, 2010
- Classified loans decreased $61.5 million, or 19.5%, from levels one year earlier
- Criticized loans decreased $71.9 million, or 18.0%, from levels one year earlier

2012 NCOs/Average Loans



0.07%
0.19%
0.30%
0.51%
0.67%
1.12%
1.33%
1.35%
IBKC
CFR
TRMK
HBHC
BXS
FHN
STI
RF

Source: SNL Financial and company reports
Note: All ratios represented herein exclude acquired loans and covered other real estate.

Attractive, Low Cost Core Deposit Base
($ in millions)

Trustmark
Banking and Financial Solutions



Deposit Trends
$6,824
$7,188
$7,045
$7,566
$7,897
22%
23%
23%
27%
29%
2008
2009
2010
2011
2012
Interest-Bearing
Noninterest Bearing



Cost of Deposits
2.50%
2.00%
1.44%
1.13%
0.88%
0.68%
0.63%
0.48%
0.42%
0.31%
2008
2009
2010
2011
2012
Interest-Bearing Deposits
Total Deposits



Total Deposits $7,897
December 31, 2012
Time Deposits, $1,839
23%
Non Interest Bearing DDA, $2,255
30%
Savings, $425
5%
15%
27%
MMDA, $1,219
Interest checking, $2,159

Source: SNL Financial and company reports

Completion of BancTrust Merger

- Transaction completed at close of business on February 15, 2013
- 26-year-old bank holding company in Mobile, AL - 3rd largest bank headquartered in state
- As of December 31, 2012
  - $1.2 billion in loans
  - $1.7 billion in deposits
  - 40 offices in Alabama, 9 offices in Florida Panhandle
- Strong market share and deep customer relationships
- Provides entry to 15+ Alabama markets, including Mobile, Montgomery and Selma
- Enhances Trustmark's existing franchise in Florida Panhandle
- Significant opportunity to generate additional revenue and leverage Trustmark's operating platform
- Ability to deliver Trustmark's full suite of banking, mortgage banking, wealth management and insurance services to BancTrust's markets
- Straightforward systems conversions to be completed by March 25, 2013

Branch Map



Birmingham
Montgomery
Mobile
Baton Rouge
New Orleans
Hattiesburg
Meridian
Vicksburg
Tuscaloosa
Pensacola
Legacy TRMK Locations
New TRMK Locations



Completion of Merger

Strategic Priorities to Enhance Long-Term Shareholder Value

Trustmark
Banking and Financial Solutions

- ✓ **Broaden customer relationships**
- ✓ **Optimize delivery of products and services**
- ✓ **Manage risks effectively**
- ✓ **Proactively manage balance sheet**
- ✓ **Streamline processes to increase productivity and efficiency**

People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Supplemental Information

Alabama


Montgomery
Mobile
Banking center

Market	2011 Population	Deposits++ (000)	Market Share	Rank	TRMK Banking Centers
Mobile Market					
Mobile MSA	414,117	$ 470	7.86%	5	7
Daphne-Fairhope MSA	186,348	$ 75	2.35%	11	3

Central and South Alabama
(Top 5 Deposits)

Montgomery MSA	377,676	$ 283	3.58%	9	8
Selma MSA	43,622	$ 128	27.01%	1	3
Brewton-Escambia County	38,386	$ 130	21.84%	1	3
Monroeville-Monroe County	23,036	$ 110	33.38%	1	2
Greenville - Butler County	20,965	$ 96	33.16%	1	4







++ As of 6/30/2012
Source: SNL Financial and ESRI

Florida Panhandle




Banking center

- Acquired Bay Bank & Trust Co., Panama City, FL in Q1-12
- Trustmark has $405 million in loans and $414 million in deposits+
- Completed BancTrust merger on 02/15/13
- Cross-sell to Fisher Brown Bottrell commercial insurance customers
- Focus on commercial lending and expansion of wealth management

County	2011 Population	2011-16 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers+++
Bay	169,316	3.81%	14.68%	9
Okaloosa	181,194	2.00%	2.65%	3
Walton	55,688	6.20%	19.53%	5
Total	**406,198**	**3.33%**	**9.24%**	**17**

+ As of 12/31/2012
++ As of 6/30/2012
+++ After branch realignment on 05/03/13
Source: SNL Financial and ESRI

Houston MSA

Trustmark
Banking and Financial Solutions



Tomball
Porter
Kingwood
Waller
Rose Hill
Humble
Atascocita
Monaville
Aldine
Hudson
Crosby
Sheldon
Barrett
Highlands
Brookshire
Katy
Houston
Channelview
Cloverleaf
Cinco Ranch
Bunker Hill Village
West University Place
Bellaire
Pasadena
Deer Park
Mission Bend
South Houston
Sugar Land
Pecan Grove
New Territory
Missouri City
Brookside Village
Richmond
Rosenberg
Greatwood
Pearland
Friendswood
Webster
League City
Arcola
Manvel
Pleak
Powell Point
Wallis
Taverer

● Banking center



Trustmark Bank

- Trustmark has $813 million in loans and $444 million in deposits+
- Building stronger commercial, retail, and wealth management platforms

Market	2011 Population	2011-16 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Houston MSA	6,055,840	9.60%	0.28%	16

+ As of 12/31/2012
++ As of 6/30/2012
Source: SNL Financial and ESRI

Jackson Metro

Trustmark
Banking and Financial Solutions



Nevada
Flora
Brownsville
Ross R. Barnett Reservoir
Sand Hill
Ridgeland
Fannin
Flowood
Raymond
Sunkist
Richland
Shiloh
Midway
Pat
Johns

● Banking center



Trustmark Bank

- **Trustmark has $2.0 billion in loans and $3.7 billion in deposits⁺**
- **Maintain market dominance through cross-selling and retention**

County	2011 Population	2011-16 Projected Population Growth	Deposit Market Share⁺⁺	TRMK Banking Centers
Hinds	244,155	-1.24%	38.75%	22
Rankin	143,087	7.33%	35.09%	11
Madison	96,927	8.42%	22.76%	9
TOTAL	**484,169**	**3.23%**	**34.39%**	**42**

\+ As 12/31/2012
\++ As of 6/30/2012
Source: SNL Financial and ESRI

Memphis MSA

Trustmark
Banking and Financial Solutions



Trustmark



Rosemark
Gallaway
Lakeland
Memphis
West Memphis
Marion
Fisherville
Macon
Southaven
Miller
Rather
Cayce
Slayden
Victoria
Mack
Newport
Trinity
Meeman Shelby State Park
Lake McKellar

● Banking center

- Trustmark has $368 million in loans and $672 million in deposits+
- Focus on middle market commercial and real estate lending

Market	2011 Population	2011-16 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Memphis MSA	1,320,736	2.25%	2.92%	22

\+ As of 12/31/2012
++ As of 6/30/2012
Source: SNL Financial and ESRI

Community Involvement
Leadership by Example

- ✓ Trustmark makes significant investments in excess of $2.5 million annually to support the arts, economic development, education, health and social services in the communities we serve.
- ✓ We have given our personal and company time to participate in more than 100 nonprofit programs designed to strengthen our communities. This support resulted in more than 30,000 hours of volunteer time spent to improve the quality of life for our friends and neighbors in 2012.
- ✓ Trustmark Associates taught more than 200 classes in financial literacy and home buyer's education in 2012.
- ✓ Trustmark supports 43 Adopt-A-School programs, including the longest-running partnership program of 33 years in the Jackson Public School system


A Gift of Time
Trustmark Associates Working
for our Community

Contact Information

Trustmark Corporation's common stock is listed on the NASDAQ National Market System and is traded under the symbol TRMK. Additional information is available at www.trustmark.com.

Investor Inquiries:

Louis E. Greer
Treasurer and Principal Financial Officer
601-208-2310
lgreer@trustmark.com

F. Joseph Rein, Jr.
Senior Vice President
601-208-6898
jrein@trustmark.com

Shareholder Services

Trustmark's shareholder services are provided by American Stock Transfer & Trust Company, LLC

Trustmark Corporation
c/o American Stock Transfer & Trust Co.
Operations Center
6201 15th Avenue
Brooklyn, NY 11219
(877) 476-4393
info@amstock.com
www.amstock.com

People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions